UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

Liberty Resources Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40883	86-3485220
(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street

Suite 500

Miami, Florida 33130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-305-809-7217

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	LIBYU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	LIBY	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LIBYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Notification of Late Filing on Form 12b-25 filed on March 31, 2023 and Amendment No. 1 filed April 14, 2023 by Liberty Resources Acquisition Corp., a Delaware corporation (the “Company”), with the Securities and Exchange Commission, the Company determined that it required additional time to complete its Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”) and expected to receive notice from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“NASDAQ”) that the Company is not in compliance with NASDAQ Listing Rule 5250(c)(1). The Company received such notice (the “Letter”) on April 19, 2023, which has no immediate effect on the listing or trading of the Company’s common stock on the NASDAQ Global Select Market. Pursuant to the Letter, by June 20, 2023 (60 calendar days of the date of Letter) the Company is required to submit a plan to regain compliance with NASDAQ’s filing requirements for continued listing, upon acceptance of which NASDAQ may grant an extension of up to 180 days for the Company to regain compliance with NASDAQ’s filing requirements for continued listing. The Company anticipates that it will file the 2022 Form 10-K prior to June 20, 2023, eliminating the applicability of submission a formal plan to regain compliance.

A press release dated April 21, 2023, disclosing the Company’s receipt of the Compliance Letter is attached as Exhibit 99.1.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated April 21, 2023.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY RESOURCES ACQUISITION CORP.

Date: April 21, 2023	By:	/s/ Dato’ Maznah Binti Abdul Jalil
Dato’ Maznah Binti Abdul Jalil
Chief Executive Officer